Exhibit 10.15

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00403

AMENDMENT

Date of Amendment: October 4, 2011

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.

Exhibit A of the Agreement is hereby amended to add the MSCI Emerging Markets Minimum Volatility Index, MSCI EAFE Minimum Volatility Index, MSCI All Country World Minimum Volatility Index and MSCI USA Minimum Volatility Index (collectively the “Minimum Volatility Indexes”).

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the Minimum Volatility Indexes, subject to the following:

•	For the ***********.
•	For the ***********.
•

If the *********** for a Fund increases beyond the *********** shall automatically change to ***********, applied on a fund by fund basis. The *********** is defined as the *********** version of the fund as follows:

Minimum Volatility Fund	Relevant ETF Based on the ***********
***********	***********
***********	***********
***********	***********
***********	***********

“***********”: shall mean the ***********, including without limitation the *********** (or the equivalent) and ***********. A Fund’s *********** shall be the Fund’s *********** as published by a Fund for the relevant period. Notwithstanding anything to the contrary contained herein, ***********, the licensee fee for such Fund shall *********** during the relevant period.

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2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, rotating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

By signing this Amendment, the parties acknowledge and agree that the Amendment between the parties signed by Licensee on October 27, 2009 (internal MSCI reference: AMD_00308) is hereby terminated and replaced in its entirety by this Amendment.

LICENSEE: BlackRock Institutional Trust Company, N.A.	MSCI INC.
By/s/ Jenni A. Lee Name Jenni A. Lee (printed) Title Director	By/s/ Paul Friedman Name Paul Friedman (printed) Title ED
LICENSEE: BlackRock Institutional Trust Company, N.A. By/s/ Timothy M. Meyer Name Timothy M. Meyer (printed) Title M. Director

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